Important Information Regarding Federated

Money Market Funds

PROSPECTUS SUPPLEMENT DATED OCTOBER 27, 2008

The U.S. Treasury Department has announced a Temporary Guarantee Program for Money Market Funds (the “Program”). All Federated Money Market Funds are participating in the Program as of the date of this Supplement. The Federated Money Market Funds are listed below (the “Funds”).

WHICH SHAREHOLDERS ARE COVERED UNDER THE PROGRAM?
Each Fund’s coverage under the Program is limited to persons who were shareholders of that Fund as of the close of business on September 19, 2008 (“Eligible Shareholders”). As the Program is currently structured, if a shareholder was not a shareholder in a Fund on September 19th and subsequently purchases shares of that Fund, such shareholder generally will not be an Eligible Shareholder of that Fund.

TO WHAT EXTENT ARE ELIGIBLE SHAREHOLDERS COVERED?
Eligible Shareholders’ coverage under the Program is limited to the lesser of the following two amounts (their “Eligible Holdings”): (1) their amount invested in the Fund as of the close of business on September 19, 2008; or (2) their amount invested in the Fund as of the time the Treasury’s obligation under the Program is triggered. Accordingly, Fund shares acquired by an Eligible Shareholder after September 19, 2008, generally are not eligible for coverage under the Program to the extent that an Eligible Shareholder’s balance in that Fund exceeds the amount of the Eligible Shareholder’s Eligible Holdings.

WHEN IS TREASURY’S OBLIGATION UNDER THE PROGRAM TRIGGERED?
Treasury’s obligation under the Program is triggered only if a Fund’s net asset value (“NAV”) per share falls below $0.995 and remains below $0.995 until the Fund is liquidated. Pursuant to the Guarantee Agreement that a Fund was required to enter into in order to participate in the Program, a Fund generally is required to liquidate within 30 days of the date on which its NAV fell below $0.995. The Treasury will make payments under the Program after the Fund has liquidated and otherwise complied with various technical requirements imposed by Treasury. Please note that the distribution of liquidation proceeds to shareholders would be delayed beyond the normal period for payment of proceeds on a normal redemption of shares.

WHAT IS TREASURY’S OBLIGATION UNDER THE PROGRAM?
If coverage under the Program is triggered, the Program would cover Eligible Shareholders in the amount necessary to bring the NAV of their Eligible Holdings up to $1.00 per share. As of the date of this Supplement, the Program has approximately $50 billion available to support all participating money market funds.

ADDITIONAL INFORMATION ABOUT THE PROGRAM
The initial three-month period of the Program is due to expire on December 18, 2008. Each Fund will bear the expense of its participation in the Program. For the initial three months of the Program, the fee for each Fund is 0.01% of the amount of its net assets as of September 19, 2008 (accordingly, each Fund’s gross expenses will increase by this amount). This 0.01% fee for the initial three months of the Program would equate to approximately 0.04% of Fund expense on an annualized basis, which amount may vary depending upon asset levels. Given that asset levels may vary, the yield impact of these fees may vary over time. The Secretary of the Treasury has authority to extend the Program through the close of business on September 18, 2009. If the Program is extended beyond December 18, 2008, continued participation will require payment of additional fees, which may be more or less than the 0.01% fee imposed for the initial three months of the Program. It is currently anticipated that the Funds will continue to participate if the Program is extended; however, there is no assurance that any Fund will do so.

For additional information about the Program, please visit the Treasury’s website at www.ustreas.gov or visit www.federatedinvestors.com or contact us at 800-341-7400.

The Federated Money Market Funds consists of the following portfolios and all share classes thereof:

Alabama Municipal Cash Trust
Arizona Municipal Cash Trust
Automated Cash Management Trust
Automated Government Cash Reserves
Automated Government Money Trust
California Municipal Cash Trust
Connecticut Municipal Cash Trust
Edward Jones Money Market Fund
Federated Capital Reserves Fund
Federated Government Reserves Fund
Federated Master Trust
Federated Municipal Trust
Federated Short-Term U.S. Government Trust
Federated Prime Money Fund II
Federated Tax-Free Trust
Florida Municipal Cash Trust
Georgia Municipal Cash Trust
Government Cash Series
Government Obligations Fund
Government Obligations Tax-Managed Fund
Liberty U.S. Government Money Market Fund
Maryland Municipal Cash Trust
Massachusetts Municipal Cash Trust
Michigan Municipal Cash Trust
Minnesota Municipal Cash Trust
Money Market Management
Municipal Cash Series
Municipal Obligations Fund
New Jersey Municipal Cash Trust
New York Municipal Cash Trust
North Carolina Municipal Cash Trust
Ohio Municipal Cash Trust
Pennsylvania Municipal Cash Trust
Prime Cash Obligations Fund
Prime Cash Series
Prime Management Obligations Fund
Prime Obligations Fund
Prime Value Obligations Fund
Tax-Free Instruments Trust
Tax-Free Obligations Fund
Treasury Cash Series
Treasury Cash Series II
Treasury Obligations Fund
Trust For U.S. Treasury Obligations
U.S. Treasury Cash Reserves
Virginia Municipal Cash Trust

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Federated Investors Funds

5800 Corporate Drive

Pittsburgh, PA 15237-7000

Contact us at FederatedInvestors.com

or call 1-800-341-7400.

Federated Securities Corp., Distributor

39510 (10/08)